ABERDEEN FUNDS

(the “Trust”)

Aberdeen China Opportunities Fund

(the “Fund”)

Supplement dated March 28, 2019 to the Fund’s Summary Prospectus dated February 28, 2019 and the Statutory Prospectus dated February 28, 2019, as supplemented to date

Important Notice Regarding Change in Investment Policy

On March 27, 2019 the Board of Trustees of the Trust approved a change in the Fund’s name, a change to the Fund’s 80% policy, a change to the Fund’s benchmark index, a contractual management fee waiver and an amendment to the Fund’s expense limitation agreement whereby the Fund’s total expense ratio, after waivers, will be reduced.

Name and 80% Policy Change of the Fund

On or about June 13, 2019 (the “Effective Date”), the Fund’s name will be changed to the Aberdeen China A Share Equity Fund, and the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by Chinese companies (including Hong Kong), will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in A-Share equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges (“China A-Shares”). For the purpose of the Fund meeting its 80% investment policy, the Fund will include investments in exchange-traded funds (“ETFs”) that have policies to invest 80% or more of their assets in China A Shares.

Under its current investment policies, the Fund may invest without limit in China A Shares. In advance of the name and 80% policy changes, the Fund intends to increase its allocation to China A Shares such that it expects to be invested consistent with its 80% policy by the Effective Date. This increase in allocation to China A Shares will temporarily increase the Fund’s portfolio turnover and trading expenses.

Change in Fund Benchmark

Effective May 1, 2019, the MSCI China A Onshore Index will replace the MSCI Zhong Hua Index as the Fund’s primary benchmark. The Adviser believes that the MSCI China A Onshore Index provides a more meaningful comparison given the Fund’s strategies, composition and intention to increase its investments in China A Shares.

Management Fee Waiver and Net Total Expense Ratio

Waiver of Management Fee. The Board approved a contractual waiver of the Fund’s management fee whereby the Fund will pay 0.40% less at each breakpoint asset level through at least February 28, 2021. The Board will consider, at its next in-person Board meeting scheduled for June 13, 2019, an amendment to its advisory agreement that would make this reduction permanent. Effective May 1, 2019, the annual net management fee rate, following the management fee waiver, will be as follows:

Assets	Actual Management Fee Rate	Annual Management Fee Rate After Waiver
On assets up to $500 million	1.25%	0.85%
On assets of $500 million up to $2 billion	1.20%	0.80%
On assets of $2 billion and more	1.15%	0.75%

Expense Limitation Agreement. Effective May 1, 2019, Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) (the “Adviser”) have entered into an amended written contract limiting operating expenses (subject to certain exceptions outlined in the agreement) to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees.

Revised Expense Table and Expense Example. The Fund’s Fees and Expenses Table and Expense Example are hereby revised to reflect the new management fee waiver and lowered expense limitation. Effective May 1, 2019, the table in the “Fees and Expenses of the Fund” and the “Expense” section hereby replaced by the following:

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	1.25%		1.25%		1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	1.51%		1.56%		1.58%	1.53%	1.53%
Total Annual Fund Operating Expenses	3.01%		3.81%		3.33%	2.78%	2.78%
Less: Amount of Fee Limitations/Expense Reimbursements(4)(5)	1.69%		1.82%		1.69%	1.79%	1.69%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.32%		1.99%		1.64%	0.99%	1.09%

(1)   Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)   If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)   Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)   Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) (the “Adviser”) have entered into a written contract limiting Management Fees to 0.85% on assets up to $500 million, 0.80% on assets of $500 million up to $2 billion and 0.75% on assets of $2 billion and more. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees.

(5)   Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (formerly known as Aberdeen Asset Management Inc.) (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the China A Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the China A Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$702	$1,224	$1,772	$3,259
Class C shares	$302	$916	$1,652	$3,599
Class R shares	$167	$785	$1,429	$3,160
Institutional Class shares	$101	$609	$1,144	$2,610
Institutional Service Class shares	$111	$619	$1,153	$2,617

You would pay the following expenses on the same investment if you did not sell your shares.

	1 Year	3 Years	5 Years	10 Years
Class C shares	$202	$916	$1,652	$3,599

China A Share Disclosure Additions and Changes

The following is hereby added as the third paragraph under “Principal Strategies” in the Fund’s Summary Section:

The Fund may invest without limit in equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges (“China A Shares”). China A Shares are only available to non-mainland China investors like the Fund through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”) or the Qualified Foreign Institutional Investor and  Renminbi Qualified Foreign Institutional Investor systems (collectively “QFII Programs”).

The following is hereby added immediately following the “China Risk” paragraph under “Principal Risks” in the Fund’s Summary Section:

China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for A-shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A-Shares regardless of the Daily Quota balance).  Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations, that are relatively untested and subject to change and extended market closures for holidays or otherwise. During these extended market closures, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Fund may have its QFII Programs license revoked or restricted or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license. Additionally, the “Direct China Securities” Section under “Foreign Securities Risk” in “Additional Information about Investments, Investment Techniques and Risks (except for the Funds-of-Funds and Underlying Funds)” is hereby replaced by the following:

Direct China Securities. Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors.  ASIAL has been granted a qualified foreign institutional investor (“QFII”) license and a renminbi qualified foreign institutional investor (“RQFII”) license, which allow ASIAL to invest in China Securities for its clients.  ASIAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”) under each license (the “Quotas”).  The provisions regarding such Quotas may be subject to change with little or notice given by SAFE. The China A Share Equity Fund  invests in China Securities directly, together with other ASIAL clients, subject to the Quotas granted to ASIAL.

The QFII Quota is measured by ASIAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota.  The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes.  SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, FX market supply and demand and international balance of payment position.   Chinese authorities could change the regulations applicable to QFIIs at any time.

Where a Fund is invested through ASIAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from ASIAL’s RQFII Quota but net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. There is no certainty that additional regulatory restrictions will not be imposed on the repatriation of funds in the future.  The RQFII license and the RQFII Regulations governing investments by RQFIIs in China may be changed with little or no notice. The CSRC and SAFE have been given wide discretions in the RQFII Regulations and there is no precedent as to how these discretions might be exercised. At this stage of development, the RQFII Regulations may be subject to further revisions; there is no assurance whether such revisions will prejudice the RQFII, or whether ASIAL’s RQFII quota, which is subject to review from time to time by CSRC and SAFE, may be removed substantially or entirely. CSRC and/or SAFE may have power in the future to impose new restrictions or conditions on or terminate ASIAL’s RQFII license, which may adversely affect a Fund and its shareholders. It is not possible to predict how such changes would affect a Fund.

Although China’s laws permit the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. The China A Fund has been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license holder. There is a risk that creditors of ASIAL may assert that ASIAL is the legal owner of the securities and other assets in the accounts.  Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to ASIAL as license holder, then creditors of ASIAL could seek payment from the China Securities held under the QFII Quota.  For more information, please see “Investing in China” in the SAI.

Please retain this Supplement for future reference.

ABERDEEN FUNDS

(the “Trust”)

Aberdeen China Opportunities Fund

(the “Fund”)

Supplement dated March 28, 2019 to the Fund’s Statement of Additional Information (“SAI”) dated February 28, 2019, as supplemented to date

On March 27, 2019 the Board of Trustees of the Trust approved a change in the Fund’s name, a new benchmark, a waiver to the Fund’s management fee and an amendment to the Fund’s expense limitation agreement whereby the Fund’s total expense ratio, after waivers, will be reduced.

Name Change of the Fund

The name of the Fund will be changed to the Aberdeen China A Share Equity Fund.  The Fund’s name and policy change are being made to reflect the Fund’s intent to increase its holdings in the securities denominated in renminbi and traded on the Shanghai and Shenzhen stock exchanges (“China A Shares”) and will be implemented on or about June 13, 2019.

China A Share Disclosure Changes

The “QFII Regulations”, “RQFII Regulations” and “Stock Connect” paragraphs of the “Emerging Markets Securities” under “Additional Information on Portfolio Instruments and Investment Policies” are hereby replaced by the following:

QFII Regulations. The QFII Quota for investment in China Securities is measured by ASIAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes.  SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, FX market supply and demand and international balance of payment position. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied and the regulations can be changed at any time.

RQFII Regulations. Where a Fund is invested through ASIAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from ASIAL’s RQFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. However, there is no certainty that regulatory restrictions will not be imposed on the repatriation of funds in the future.  The RQFII license and the RQFII Regulations may be changed by the CSRC with little or no notice. The application and interpretation of the RQFII Regulations by the CSRC and SAFE are subject to uncertainty.

Stock Connect. In recent years, non-Chinese investors, including certain of the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs.  China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange  or the Shenzhen Stock Exchange. They facilitate foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock

Exchange listing rules, among others. These could include limitations on trading or suspension of trading. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Fund’s rights with respect to the securities. As Stock Connect Programs are new there are no assurances that the necessary systems to run the programs will function properly.

Stock Connect Programs are subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect Programs. Once the daily quota is reached, the remaining orders for that day are rejected, however, the Fund would still be permitted to sell  A-shares regardless of the daily quota. A-shares obtained on Stock Connect Programs may only be sold, purchased or otherwise transferred through Stock Connect Programs. Stock Connect Programs only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

Reduction in Management Fee and Expense Limitation Amount

Effective May 1, 2019, in the “Investment Adviser and Subadvisers” section, the information relating to the Fund in the chart showing the annual fee paid monthly based on average daily net assets of the Funds is hereby replaced by the following:

Fund	Asset	Investment Advisory Fee
Aberdeen China A Share Equity Fund*	On assets up to $500 million	1.25%

	On assets of $500 million up to $2 billion	1.20%

	On assets of $2 billion and more	1.15%

*     Effective May 1, 2019, AAMI entered into a contractual waiver whereby the management fee rate for the Fund is waived to 0.85% on assets up to $500 million, 0.80% on assets of $500 million up to $2 billion and 0.75% on assets of $2 billion and more through at least February 28, 2021.

In the “Limitation of Fund Expenses” section, the information relating to the Fund appearing in the first chart in that section is replaced with the following:

Name of Fund/Class	2019 Expense Limitation
Aberdeen China A Share Equity Fund(2)	0.99%

(2) Prior to May 1, 2019, the Expense Limitation was 1.62%

Please retain this Supplement for future reference.